                             LETTER OF TRANSMITTAL
                           TO TENDER ORDINARY SHARES

                                       OF

                             WIZTEC SOLUTIONS LTD.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 1, 1999

                                       BY

                       CONVERGYS ISRAEL INVESTMENTS LTD.
                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                             CONVERGYS CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY TIME, ON WEDNESDAY, APRIL 28, 1999, UNLESS EXTENDED.

                        The Depositary for the Offer is:

                       IBJ WHITEHALL BANK & TRUST COMPANY

                                    By Mail:

                       IBJ Whitehall Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084
                             Attn.: Reorganization
                                Operations Dept.
                                For Information:

                                 (212) 858-2103
                                 (Call Collect)

                                   Facsimile:
                                 (212) 858-2611

                              To Confirm Facsimile
                               Transmission Call:
                                 (212) 858-2103
                         By Hand or Overnight Delivery:

                       IBJ Whitehall Bank & Trust Company
                                One State Street
                            New York, New York 10004
                      Attn.: Securities Processing Window
                              Subcellar One (SC-1)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by shareholders of Wiztec Solutions Ltd. either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."

     Shareholders whose certificates for Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who are unable to complete the procedure for book-entry transfer on a timely basis must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution
      --------------------------------------------------------------------------
      Account Number
      --------------------------------------------------------------------------
      Transaction Code Number
      --------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
       FOLLOWING:

      Name(s) of Registered Owner(s)
      --------------------------------------------------------------------------
      Window Ticket Number (if any)
      --------------------------------------------------------------------------
      Date of Execution of Notice of Guaranteed Delivery
      --------------------------------------------------------------------------
      Name of Institution which Guaranteed Delivery
      --------------------------------------------------------------------------
      Account Number
      --------------------------------------------------------------------------
      Transaction Code Number
      --------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN BLANK EXACTLY AS NAME(S)                  SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
       APPEAR(S) ON SHARE CERTIFICATE(S))                       (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL NUMBER OF
                                                          SHARE                 SHARES                NUMBER
                                                       CERTIFICATE          REPRESENTED BY          OF SHARES
                                                        NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
                                                      ----------------------------------------------------------

                                                      ----------------------------------------------------------

                                                      ----------------------------------------------------------

                                                      ----------------------------------------------------------

                                                      ----------------------------------------------------------
                                                       TOTAL SHARES
-------------------------------------------------------------------------------------------------------------------

 * Need not be completed by Book-Entry Shareholders

** Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Convergys Israel Investments Ltd., a company limited by shares duly registered under the laws of the State of Israel (the "Sub") and a wholly owned subsidiary of Convergys Corporation, an Ohio corporation ("Parent"), the above-described Ordinary Shares, each with New Israeli Shekel 1 par value (the "Shares"), of Wiztec Solutions Ltd., a company limited by shares duly registered under the laws of the State of Israel (the "Company"), at a purchase price of $18.30 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Sub's Offer to Purchase dated April 1, 1999 (the "Offer to Purchase") and this Letter of Transmittal (which together with the Offer to Purchase, constitutes the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that Sub reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer. By tendering Shares pursuant to the Offer, a Company shareholder is approving a Plan in accordance with Section 236 of the Companies Ordinance as set forth in
Section 7 of the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Sub all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions and rights declared, paid or issued with respect to the tendered Shares on or after March 25, 1999 (collectively, "Distributions") and hereby irrevocably constitutes and appoints the Depositary true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Sub upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any Distributions) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and (b) when the Shares are accepted for payment, Sub will acquire good, marketable and unencumbered title to the Shares (and any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantee or additional documents deemed by the Depositary or Sub to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Sub any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Sub shall be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Sub in its sole discretion.

     No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender of Shares hereby made is irrevocable.

     The undersigned hereby irrevocably appoints William D. Baskett III, Steven
G. Rolls and Roy T. Heggland, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby and all Distributions which have been accepted for payment by the Sub prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and all Distributions by the Sub in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered pursuant to the Offer, immediately upon the Sub's acceptance of such Shares and all Distributions for payment, the Sub or its designee must be able to exercise full voting rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Sub upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended,d the terms or conditions of any such extension or amendment).

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificate(s) for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not so tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry transfer of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Sub has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Sub does not accept for payment any of the Shares so tendered.

    SPECIAL PAYMENT INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 5, 6 AND 7)                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s)             To be completed ONLY if certificate(s) for
    for Shares not tendered or not accepted for            Shares not tendered and not accepted for
    payment and/or the check for the purchase              payment and/or the check for the purchase
    price of Shares purchased are to be issued             price of Shares accepted for payment are to
    in the name of someone other than the                  be sent to someone other than the
    undersigned or if Shares tendered by                   undersigned, or to the undersigned at the
    book-entry transfer which are not accepted             address other than that shown above.
    for payment are to be returned by credit to
    an account maintained at a Book-Entry
    Transfer Facility.

    Issue  [ ] Check    [ ] Certificates to:               Mail  [ ] Check    [ ] Certificates to:

    Name:                                                  Name:
    ------------------------------------------             ------------------------------------------
    (PLEASE PRINT)                                         (PLEASE PRINT)

    Address:                                               Address:
    ----------------------------------------               ----------------------------------------
    --------------------------------------------           --------------------------------------------
    (INCLUDE ZIP CODE)                                     (INCLUDE ZIP CODE)
    --------------------------------------------           --------------------------------------------
    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY            (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
    NO.)                                                   NO.)
    (SEE SUBSTITUTE FORM W-9)                              (SEE SUBSTITUTE FORM W-9)

    [ ] Credit unpurchased Shares delivered by
        book-entry transfer to the Book-Entry
        Transfer Facility account set forth
        below:
    --------------------------------------------
                  (ACCOUNT NUMBER)

                      IMPORTANT -- SHAREHOLDERS SIGN HERE
                    (AND COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)
Dated:
------------------------, 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
----------------------------------------------------------------------------

                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s):
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
------------------------, 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the holder of Shares) of Shares tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (ii) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association (each of the foregoing being herein called an "Eligible Institution"). In all other cases all signatures of this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by shareholders of the Company either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by Book-Entry Transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

     Shareholders whose certificates for Shares are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the Book-Entry Transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase. Pursuant to such guaranteed delivery procedure, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Sub, must be received by the Depositary prior to the Expiration Date; and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a Book-Entry Transfer, an Agent's Message) and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Sub may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS STRONGLY RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDER (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by old tendered certificate(s), but which were not tendered by you, will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Sub of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signature(s) on any such Share Certificate or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Sub will pay all stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share Certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by Book-Entry Transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, Form W-8, Certificate of Foreign Status and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

     9. WAIVER OF CONDITIONS. Sub reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     10. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to a 31% backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding and reporting requirements. Non-corporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which is enclosed with this Letter of Transmittal, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to a shareholder or other payee. Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares have been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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

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
PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THAT
YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL SUBJECT YOU TO THIRTY-ONE PERCENT FEDERAL INCOME TAX
WITHHOLDING FROM YOUR PROCEEDS.
--------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                       PART 1--PLEASE PROVIDE YOUR TIN            Social Security Number
  FORM W-9                         AT RIGHT AND CERTIFY BY SIGNING            --------------------------------------------
                                   AND DATING BELOW                           or Employer Identification Number
                                                                              --------------------------------------------
                                                                              or Awaiting TIN
                                                                              --------------------------------------------
                                   ---------------------------------------------------------------------------------------
                                   PART 2--For Payees exempt from backup withholding, see the enclosed Guidelines for
  DEPARTMENT OF                    Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
  THE TREASURY                     instructed herein.
  INTERNAL                         Certification--Under penalties of perjury, I certify that:
  REVENUE SERVICE                  (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                                   (2) I am not subject to backup withholding because I have not been notified by the
                                   Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                   ---------------------------------------------------------------------------------------

                                   PART 3--Certificate Instructions -- You must cross out item (2) if you have been notified by the IRS that you are subject to backup withholding because of
  PAYER'S REQUEST FOR              underreporting interest or dividends on your tax return. However, if after being
  TAXPAYER IDENTIFICATION          notified by the IRS that you are no longer subject to backup withholding do not cross
  NUMBER ("TIN")                   out item (2).
  AND CERTIFICATION                Signature ------------------------------------------------ Date -----------------------
--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signatures:                                          Dated:
--------------------------------------------------   ---------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                (GEORGESON LOGO)
                               WALL STREET PLAZA
                               NEW YORK, NY 10005

                         (212) 440-9800 (CALL COLLECT)
                                       OR
                         CALL TOLL-FREE (800) 223-2064

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